GAMCO International

Growth Fund, Inc.

SUMMARY PROSPECTUS April 30, 2013

Class A (GAIGX), C (GCIGX), I (GIIGX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO International Growth Fund, Inc. (the “Fund”) seeks to provide investors with long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.89%	0.89%	0.89%

Total Annual Fund Operating Expenses	2.14%	2.89%	1.89%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$780	$1,206	$1,658	$2,905
Class C Shares	$392	$895	$1,523	$3,214
Class I Shares	$192	$594	$1,021	$2,212

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,206	$1,658	$2,905
Class C	$292	$895	$1,523	$3,214
Class I	$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of foreign issuers located in at least three countries outside the United States that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) believes are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation. Equity securities include common and preferred stocks, securities convertible into common stocks and securities such as rights and warrants that have common stock characteristics. The Fund seeks to invest in companies that have the potential to grow faster than other companies in their respective equity markets and are priced at attractive valuation levels.

The Fund intends to diversify its investments across different countries. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify domestic investments with investments in foreign securities

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the value of the securities the Fund holds, then the value of the Fund’s shares may decline.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GAMCO INTERNATIONAL GROWTH FUND, INC.

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 21.2% (quarter ended June 30, 2009) and the lowest return for a quarter was (23.6)% (quarter ended September 30, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
GAMCO International Growth Fund, Inc. Class A Shares
Return Before Taxes	10.70%	(1.35)%	8.28%
Return After Taxes on Distributions	16.37%	(0.56)%	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	13.48%	(0.10)%	8.02%
Class C Shares
Return Before Taxes	15.55%	(1.00)%	7.99%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	17.69%	0.01%	9.02%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	17.32%	(3.69)%	8.21%
Lipper International Multi-Cap Growth Fund Average (reflects no deduction for fees, expenses, or taxes)	19.73%	(1.95)%	9.89%

The returns shown for Class I Shares prior to their first issuance dates are those of the Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Caesar M.P. Bryan, Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception in 1995.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Savings Plans.) There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(K) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 multi 2013

4